UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-00042

Deutsche Portfolio Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	1/31

Date of reporting period:	7/31/2016

ITEM 1.	REPORT TO STOCKHOLDERS

July 31, 2016

Semiannual Report
to Shareholders

Deutsche Core Plus Income Fund

Contents

3 Letter to Shareholders

5 Performance Summary

8 Portfolio Management Team

9 Portfolio Summary

10 Investment Portfolio

26 Statement of Assets and Liabilities

28 Statement of Operations

30 Statement of Changes in Net Assets

31 Financial Highlights

35 Notes to Financial Statements

53 Information About Your Fund's Expenses

55 Advisory Agreement Board Considerations and Fee Evaluation

60 Account Management Resources

62 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Seven years into our economic recovery, you might be wondering "where’s the proof?" The strong U.S. dollar and sluggish growth have hampered exports and manufacturing. Low oil prices are raising concerns about the energy sector. A steep sell-off in the first quarter, plus a contentious U.S. election campaign and ongoing geopolitical issues, have led many to question what lies ahead.

Our analysts see a case for continued, albeit modest, growth in the U.S. economy. Households have reduced debt and are seeing gains in real income thanks to improving labor markets and lower energy prices. Businesses remain reasonably well positioned financially, with an added boost to purchasing power from lower energy prices. Lastly, while the Federal Reserve Board has initiated the process of raising short-term interest rates, we are confident that "low and slow" will continue to be the watchwords for a while.

The later stages of an economic recovery tend to bring increased volatility and more challenges to achieving positive investment returns. We believe that active management — careful sector allocation and security selection driven by deep research — can make a difference in this environment.

In the end, it is important to remember the core reason for investing: long- term goals and a desire for growth tempered by reasonable risk management. We appreciate your trust and welcome the opportunity to put our resources, experience and expertise to work in helping you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Please note: Deutsche Asset & Wealth Management is now two distinct businesses: Deutsche Asset Management and Deutsche Bank Wealth Management. As a result, our key service providers were renamed Deutsche AM Service Company; Deutsche AM Distributors, Inc. and Deutsche AM Trust Company, effective May 9, 2016.

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Performance Summary July 31, 2016 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 7/31/16
Unadjusted for Sales Charge	4.85%	4.31%	3.06%	2.38%
Adjusted for the Maximum Sales Charge (max 4.50% load)	0.13%	–0.38%	2.12%	1.91%
Barclays U.S. Aggregate Bond Index†	4.54%	5.94%	3.57%	5.06%
Average Annual Total Returns as of 6/30/16 (most recent calendar quarter end)
Unadjusted for Sales Charge		3.91%	3.07%	2.39%
Adjusted for the Maximum Sales Charge (max 4.50% load)		–0.76%	2.12%	1.92%
Barclays U.S. Aggregate Bond Index†		6.00%	3.76%	5.13%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 7/31/16
Unadjusted for Sales Charge	4.56%	3.53%	2.29%	1.61%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	3.56%	3.53%	2.29%	1.61%
Barclays U.S. Aggregate Bond Index†	4.54%	5.94%	3.57%	5.06%
Average Annual Total Returns as of 6/30/16 (most recent calendar quarter end)
Unadjusted for Sales Charge		3.13%	2.31%	1.62%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		3.13%	2.31%	1.62%
Barclays U.S. Aggregate Bond Index†		6.00%	3.76%	5.13%
Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 7/31/16
No Sales Charge	4.98%	4.57%	3.31%	2.62%
Barclays U.S. Aggregate Bond Index†	4.54%	5.94%	3.57%	5.06%
Average Annual Total Returns as of 6/30/16 (most recent calendar quarter end)
No Sales Charge		4.17%	3.33%	2.63%
Barclays U.S. Aggregate Bond Index†		6.00%	3.76%	5.13%
Institutional Class	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 7/31/16
No Sales Charge	5.00%	4.49%	3.29%	2.65%
Barclays U.S. Aggregate Bond Index†	4.54%	5.94%	3.57%	5.06%
Average Annual Total Returns as of 6/30/16 (most recent calendar quarter end)
No Sales Charge		4.09%	3.32%	2.66%
Barclays U.S. Aggregate Bond Index†		6.00%	3.76%	5.13%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2016 are 1.10%, 1.90%, 0.85% and 0.74% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Core Plus Income Fund — Class A ■ Barclays U.S. Aggregate Bond Index†

Yearly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
7/31/16	$ 10.90	$ 10.91	$ 10.90	$ 10.85
1/31/16	$ 10.51	$ 10.51	$ 10.51	$ 10.46
Distribution Information as of 7/31/16
Income Dividends, Six Months	$ .12	$ .08	$ .13	$ .13
July Income Dividend	$ .0194	$ .0125	$ .0217	$ .0216
SEC 30-day Yield††	2.27%	1.63%	2.62%	2.62%
Current Annualized Distribution Rate††	2.14%	1.37%	2.39%	2.39%

†† The SEC yield is net investment income per share earned over the month ended July 31, 2016, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.04%, 1.34%, 2.38% and 2.49% for Class A, C, S and Institutional Class shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on July 31, 2016. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 1.91%, 1.08%, 2.15% and 2.26% for Class A, C, S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Portfolio Management Team

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Investment industry experience began in 1993.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Thomas M. Farina, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2006 with 12 years of industry experience. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.

— Senior Portfolio Manager and Head of the Corporate Sector Fixed Income Team: New York.

— BA and MA in Economics, State University of New York at Albany.

Gregory M. Staples, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2005 with 23 years of industry experience. Prior to joining, he served as a Senior Managing Director at MONY.

— Co-Head of Fixed Income for North America: New York.

— BA in Economics, Columbia College; MBA, New York University, Stern School of Business.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary (Unaudited)

Investment Portfolio as of July 31, 2016 (Unaudited)

	Principal Amount ($)	Value ($)

Corporate Bonds 47.7%
Consumer Discretionary 8.9%
AMC Networks, Inc., 5.0%, 4/1/2024	800,000	814,000
Charter Communications Operating LLC:
144A, 3.579%, 7/23/2020	270,000	284,254
144A, 4.908%, 7/23/2025	930,000	1,026,866
144A, 6.484%, 10/23/2045	200,000	239,947
Churchill Downs, Inc., 144A, 5.375%, 12/15/2021	44,000	45,100
CVS Health Corp., 5.125%, 7/20/2045	320,000	406,997
Daimler Finance North America LLC, 144A, 2.0%, 7/6/2021	300,000	301,638
Dana Holding Corp., 5.375%, 9/15/2021	450,000	467,717
General Motors Co.:
6.6%, 4/1/2036	145,000	179,346
6.75%, 4/1/2046	200,000	259,856
General Motors Financial Co., Inc.:
2.4%, 5/9/2019	440,000	442,305
3.2%, 7/13/2020	590,000	601,122
3.2%, 7/6/2021	530,000	537,917
Goodyear Tire & Rubber Co., 5.0%, 5/31/2026	770,000	811,387
HD Supply, Inc., 144A, 5.75%, 4/15/2024 (a)	900,000	958,365
Hertz Corp., 6.75%, 4/15/2019	900,000	915,750
International Game Technology PLC, 144A, 6.5%, 2/15/2025	900,000	949,500
Lennar Corp., 4.75%, 11/15/2022	900,000	945,000
PulteGroup, Inc., 5.0%, 1/15/2027	3,750,000	3,745,312
Sabre GLBL, Inc., 144A, 5.375%, 4/15/2023	900,000	942,750
Starbucks Corp., 2.45%, 6/15/2026	370,000	381,701
Tenneco, Inc., 5.0%, 7/15/2026	720,000	736,200
Time Warner, Inc., 3.6%, 7/15/2025	900,000	970,388
Toll Brothers Finance Corp., 4.875%, 11/15/2025	900,000	920,250
TRI Pointe Group, Inc., 4.875%, 7/1/2021	2,380,000	2,421,650
Walgreens Boots Alliance, Inc., 4.8%, 11/18/2044	280,000	316,859
		20,622,177
Consumer Staples 2.3%
Altria Group, Inc., 9.95%, 11/10/2038	550,000	1,003,588
Anheuser-Busch InBev Finance, Inc.:
3.65%, 2/1/2026	465,000	499,263
4.9%, 2/1/2046	630,000	767,415
Aramark Services, Inc., 144A, 4.75%, 6/1/2026 (a)	1,055,000	1,065,550
FAGE International SA, 144A, 5.625%, 8/15/2026 (b)	220,000	224,675
Kraft Heinz Foods Co., 144A, 4.375%, 6/1/2046 (a)	315,000	342,681
Minerva Luxembourg SA, 144A, 12.25%, 2/10/2022	500,000	551,250
Molson Coors Brewing Co.:
3.0%, 7/15/2026	295,000	301,270
4.2%, 7/15/2046	330,000	347,726
PepsiCo, Inc., 4.45%, 4/14/2046	130,000	156,448
		5,259,866
Energy 6.4%
Anadarko Petroleum Corp.:
4.85%, 3/15/2021 (a)	105,000	111,172
5.55%, 3/15/2026 (a)	230,000	251,064
Concho Resources, Inc., 5.5%, 4/1/2023 (a)	450,000	444,375
ConocoPhillips Co., 4.15%, 11/15/2034	250,000	246,603
Continental Resources, Inc., 5.0%, 9/15/2022 (a)	450,000	420,750
Energy Transfer Partners LP, 5.95%, 10/1/2043	225,000	232,868
Ensco PLC, 4.7%, 3/15/2021	260,000	221,000
Halliburton Co.:
3.8%, 11/15/2025	460,000	476,831
4.85%, 11/15/2035	270,000	293,983
Kinder Morgan Energy Partners LP:
4.7%, 11/1/2042	300,000	269,790
6.375%, 3/1/2041	70,000	75,980
Korea National Oil Corp., 144A, 2.125%, 4/14/2021	1,085,000	1,101,497
Newfield Exploration Co., 5.75%, 1/30/2022	450,000	447,750
Noble Holding International Ltd., 5.0%, 3/16/2018	80,000	77,064
ONEOK Partners LP, 3.375%, 10/1/2022	175,000	175,525
Petrobras Argentina SA, 144A, 7.375%, 7/21/2023	2,250,000	2,261,250
Petrobras Global Finance BV, 8.375%, 5/23/2021	2,925,000	3,092,456
Plains All American Pipeline LP, 2.85%, 1/31/2023	570,000	525,079
Range Resources Corp., 4.875%, 5/15/2025	450,000	427,500
Regency Energy Partners LP, 4.5%, 11/1/2023	330,000	329,490
Reliance Industries Ltd., 144A, 4.125%, 1/28/2025	575,000	606,179
Rosneft Finance SA, 144A, 7.25%, 2/2/2020	200,000	221,300
Schlumberger Holdings Corp., 144A, 4.0%, 12/21/2025	795,000	865,547
Shell International Finance BV, 4.0%, 5/10/2046	345,000	354,875
Sinopec Group Overseas Development 2016 Ltd., 144A, 2.125%, 5/3/2019	593,000	594,857
Sunoco Logistics Partners Operations LP, 5.3%, 4/1/2044	260,000	256,385
Williams Partners LP, 4.0%, 11/15/2021	520,000	527,274
		14,908,444
Financials 16.9%
AerCap Ireland Capital Ltd., 3.95%, 2/1/2022	1,785,000	1,869,216
AIA Group Ltd., 144A, 4.5%, 3/16/2046	200,000	223,282
ANZ New Zealand International Ltd.:
144A, 2.125%, 7/28/2021	450,000	452,943
144A, 2.75%, 2/3/2021	295,000	304,908
Apollo Investment Corp., 5.25%, 3/3/2025	350,000	352,138
Ares Capital Corp., 3.875%, 1/15/2020	590,000	613,320
Banco de Bogota SA, 144A, 6.25%, 5/12/2026	750,000	791,250
Banque Federative du Credit Mutuel SA, 144A, 2.5%, 4/13/2021 (a)	600,000	616,477
Barclays Bank PLC, 144A, 6.05%, 12/4/2017	1,390,000	1,452,782
Barclays PLC, 4.375%, 1/12/2026	675,000	698,935
BBVA Bancomer SA, 144A, 6.75%, 9/30/2022	600,000	683,700
Blackstone Holdings Finance Co., LLC, 144A, 5.0%, 6/15/2044	150,000	169,082
BPCE SA, 2.65%, 2/3/2021	395,000	406,653
Branch Banking & Trust Co., 1.45%, 5/10/2019	510,000	511,899
Capital One NA, 2.95%, 7/23/2021	1,520,000	1,577,295
CBL & Associates LP:
(REIT), 4.6%, 10/15/2024 (a)	300,000	283,099
(REIT), 5.25%, 12/1/2023	440,000	435,744
Citizens Bank NA, 2.55%, 5/13/2021	255,000	260,253
Credit Agricole SA, 144A, 2.375%, 7/1/2021	385,000	392,904
Credit Suisse Group Funding Guernsey Ltd.:
144A, 3.8%, 6/9/2023	525,000	532,670
144A, 4.55%, 4/17/2026	450,000	474,945
Crown Castle International Corp.:
(REIT), 3.4%, 2/15/2021	190,000	199,673
(REIT), 3.7%, 6/15/2026	155,000	163,258
Dana Financing Luxembourg Sarl, 144A, 6.5%, 6/1/2026	1,450,000	1,486,250
Equinix, Inc., (REIT), 5.375%, 4/1/2023	900,000	940,797
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044	310,000	329,309
FS Investment Corp., 4.75%, 5/15/2022	440,000	447,454
GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	1,200,000	1,383,148
Government Properties Income Trust, (REIT), 3.75%, 8/15/2019	330,000	338,732
Hospitality Properties Trust, (REIT), 5.0%, 8/15/2022	500,000	541,452
HSBC Holdings PLC:
3.9%, 5/25/2026	1,055,000	1,095,547
6.375%, 12/29/2049	1,200,000	1,185,600
Intesa Sanpaolo SpA, 2.375%, 1/13/2017	1,200,000	1,202,800
Jefferies Group LLC, 5.125%, 4/13/2018	460,000	480,429
KKR Group Finance Co. III LLC, 144A, 5.125%, 6/1/2044	210,000	216,100
Legg Mason, Inc., 5.625%, 1/15/2044	300,000	319,387
Lloyds Banking Group PLC, 4.65%, 3/24/2026	385,000	397,299
Loews Corp., 4.125%, 5/15/2043	250,000	261,857
Macquarie Group Ltd., 144A, 6.0%, 1/14/2020	1,150,000	1,276,778
Manulife Financial Corp.:
4.9%, 9/17/2020	230,000	253,956
5.375%, 3/4/2046	310,000	378,219
Massachusetts Mutual Life Insurance Co., 144A, 4.5%, 4/15/2065	60,000	58,613
Morgan Stanley, Series F, 5.625%, 9/23/2019	1,390,000	1,548,908
MPT Operating Partnership LP, (REIT), 5.25%, 8/1/2026	155,000	162,944
Nationwide Building Society, 144A, 2.45%, 7/27/2021	425,000	428,493
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044	260,000	285,399
Omega Healthcare Investors, Inc., (REIT), 4.95%, 4/1/2024	370,000	384,557
QBE Insurance Group Ltd., 144A, 2.4%, 5/1/2018	1,140,000	1,147,977
Santander Holdings U.S.A., Inc.:
2.7%, 5/24/2019	745,000	750,272
4.5%, 7/17/2025	920,000	954,949
Santander UK PLC, 2.5%, 3/14/2019	395,000	401,409
Scentre Group Trust 1, 144A, (REIT), 3.5%, 2/12/2025	460,000	480,891
Select Income REIT, (REIT), 4.15%, 2/1/2022	370,000	372,549
Skandinaviska Enskilda Banken AB, 2.625%, 3/15/2021	300,000	311,161
Standard Chartered PLC:
144A, 3.05%, 1/15/2021 (a)	565,000	577,959
144A, 4.05%, 4/12/2026	675,000	693,634
Sumitomo Mitsui Financial Group, Inc.:
2.058%, 7/14/2021	220,000	219,981
2.632%, 7/14/2026	570,000	563,269
Suncorp-Metway Ltd., 144A, 2.1%, 5/3/2019	270,000	272,321
Swiss Re Treasury U.S. Corp., 144A, 4.25%, 12/6/2042	200,000	215,504
Trust F/1401, 144A, (REIT), 5.25%, 1/30/2026	495,000	520,369
UBS Group Funding Jersey Ltd., 144A, 4.125%, 4/15/2026	450,000	475,789
VEREIT Operating Partnership LP, (REIT), 4.125%, 6/1/2021	850,000	884,000
Voya Financial, Inc., 4.8%, 6/15/2046	335,000	343,910
Woori Bank, REG S, 4.75%, 4/30/2024	1,000,000	1,057,833
		39,114,231
Health Care 3.8%
AbbVie, Inc.:
3.2%, 5/14/2026	395,000	405,132
3.6%, 5/14/2025	290,000	307,529
4.7%, 5/14/2045	340,000	375,518
Actavis Funding SCS, 4.75%, 3/15/2045	285,000	315,745
Actavis, Inc., 3.25%, 10/1/2022	440,000	459,030
Aetna, Inc., 2.8%, 6/15/2023	240,000	247,020
Anthem, Inc., 3.3%, 1/15/2023	180,000	188,788
Celgene Corp., 3.875%, 8/15/2025 (a)	530,000	574,998
Forest Laboratories LLC, 144A, 4.875%, 2/15/2021	500,000	558,946
Gilead Sciences, Inc., 4.75%, 3/1/2046	175,000	204,589
HCA, Inc., 5.25%, 6/15/2026	900,000	954,000
Johnson & Johnson, 3.7%, 3/1/2046	170,000	196,903
LifePoint Health, Inc.:
144A, 5.375%, 5/1/2024 (a)	900,000	920,250
5.875%, 12/1/2023	900,000	949,500
Stryker Corp.:
3.375%, 11/1/2025	240,000	254,662
4.625%, 3/15/2046	120,000	139,556
Teva Pharmaceutical Finance Co., LLC, 6.15%, 2/1/2036 (a)	700,000	902,852
Teva Pharmaceutical Finance Netherlands III BV:
2.2%, 7/21/2021	430,000	432,165
3.15%, 10/1/2026	355,000	362,782
4.1%, 10/1/2046	145,000	149,305
		8,899,270
Industrials 1.6%
FedEx Corp., 4.55%, 4/1/2046	260,000	293,297
Molex Electronic Technologies LLC, 144A, 3.9%, 4/15/2025	200,000	204,533
Nortek, Inc., 8.5%, 4/15/2021	900,000	945,000
Republic Services, Inc., 2.9%, 7/1/2026	165,000	169,341
Spirit AeroSystems, Inc., 5.25%, 3/15/2022	900,000	949,717
United Rentals North America, Inc., 5.875%, 9/15/2026	1,000,000	1,038,750
		3,600,638
Information Technology 3.0%
Apple, Inc., 3.45%, 2/9/2045	170,000	161,074
CDW LLC, 6.0%, 8/15/2022	900,000	960,750
Diamond 1 Finance Corp.:
144A, 3.48%, 6/1/2019	425,000	437,166
144A, 4.42%, 6/15/2021	345,000	360,503
144A, 5.45%, 6/15/2023	250,000	264,783
144A, 5.875%, 6/15/2021	1,655,000	1,729,470
144A, 8.1%, 7/15/2036	260,000	296,257
eBay, Inc., 3.8%, 3/9/2022	231,000	246,298
Fidelity National Information Services, Inc., 3.625%, 10/15/2020	400,000	424,398
Hewlett Packard Enterprise Co.:
144A, 3.6%, 10/15/2020	280,000	295,314
144A, 4.9%, 10/15/2025 (a)	400,000	428,966
KLA-Tencor Corp., 4.65%, 11/1/2024	140,000	154,430
Lam Research Corp., 3.9%, 6/15/2026	205,000	219,960
Seagate HDD Cayman, 5.75%, 12/1/2034	320,000	259,680
Tencent Holdings Ltd., 144A, 3.8%, 2/11/2025	750,000	800,344
		7,039,393
Materials 2.4%
AngloGold Ashanti Holdings PLC, 5.125%, 8/1/2022	750,000	772,478
Cemex SAB de CV, 144A, 7.75%, 4/16/2026	500,000	555,000
Corp. Nacional del Cobre de Chile, 144A, 4.5%, 9/16/2025	200,000	214,556
Freeport-McMoRan, Inc., 2.375%, 3/15/2018	450,000	444,375
Glencore Funding LLC, 144A, 4.625%, 4/29/2024 (a)	120,000	116,825
Kaiser Aluminum Corp., 144A, 5.875%, 5/15/2024	865,000	908,250
Mexichem SAB de CV, 144A, 5.875%, 9/17/2044	1,000,000	985,950
Rio Tinto Finance U.S.A. Ltd., 3.75%, 6/15/2025	270,000	290,034
Teck Resources Ltd., 144A, 8.0%, 6/1/2021	410,000	437,675
Yamana Gold, Inc., 4.95%, 7/15/2024	775,000	787,332
		5,512,475
Telecommunication Services 1.6%
AT&T, Inc.:
3.4%, 5/15/2025	1,010,000	1,045,590
3.8%, 3/15/2022	160,000	172,480
4.125%, 2/17/2026	130,000	141,562
4.5%, 5/15/2035	585,000	617,533
5.65%, 2/15/2047	200,000	238,356
Millicom International Cellular SA, 144A, 6.0%, 3/15/2025	200,000	206,315
Verizon Communications, Inc.:
2.625%, 8/15/2026 (b)	345,000	344,448
3.5%, 11/1/2024 (a)	370,000	398,686
4.672%, 3/15/2055	400,000	415,456
		3,580,426
Utilities 0.8%
Electricite de France SA, 144A, 4.75%, 10/13/2035	355,000	391,299
NRG Energy, Inc., 144A, 6.625%, 1/15/2027 (b)	815,000	805,831
Southern Co., 3.25%, 7/1/2026	590,000	617,022
		1,814,152
Total Corporate Bonds (Cost $106,701,229)		110,351,072

Mortgage-Backed Securities Pass-Throughs 8.3%
Federal Home Loan Mortgage Corp.:
3.5%, 7/1/2045	2,776,842	2,969,648
5.5%, 6/1/2035	2,479,085	2,792,931
Federal National Mortgage Association:
3.5%, 3/1/2046	5,209,872	5,407,825
4.0%, with various maturities from 9/1/2040 until 11/1/2045	4,880,224	5,288,297
5.5%, with various maturities from 12/1/2032 until 8/1/2037	2,489,256	2,814,261
6.5%, with various maturities from 9/1/2016 until 6/1/2017	17,203	17,386
Total Mortgage-Backed Securities Pass-Throughs (Cost $18,683,422)		19,290,348

Asset-Backed 5.4%
Automobile Receivables 1.3%
AmeriCredit Automobile Receivables Trust, "C", Series 2016-2, 2.87%, 11/8/2021	500,000	511,783
Avis Budget Rental Car Funding AESOP LLC, "C", Series 2015-1A, 144A, 3.96%, 7/20/2021	1,200,000	1,188,051
Santander Drive Auto Receivables Trust, "B", Series 2016-2, 2.08%, 2/16/2021	400,000	401,615
Skopos Auto Receivables Trust, "A", Series 2015-1A, 144A, 3.1%, 12/15/2023	1,058,027	1,054,903
		3,156,352
Credit Card Receivables 1.3%
World Financial Network Credit Card Master Trust, "M", Series 2016-A, 2.33%, 4/15/2025	3,000,000	2,999,493
Miscellaneous 2.8%
ARES CLO Ltd., "D", Series 2012-3A, 144A, 5.283%*, 1/17/2024	500,000	500,101
Dell Equipment Finance Trust, "A3", Series 2016-1, 144A, 1.65%, 7/22/2021	850,000	849,422
Hilton Grand Vacations Trust, "B", Series 2014-AA, 144A, 2.07%, 11/25/2026	546,392	542,361
JPMorgan Mortgage Acquisition Trust, "A3", Series 2007-CH5, 0.563%*, 5/25/2037	311,325	309,285
Taco Bell Funding LLC, "A2I", Series 2016-1A, 144A, 3.832%, 5/25/2046	2,225,000	2,249,348
Telos CLO Ltd., "A1", Series 2014-6A, 144A, 2.133%*, 1/17/2027	1,500,000	1,494,601
Voya CLO Ltd., "C", Series 2015-1A, 144A, 4.033%*, 4/18/2027	500,000	471,083
		6,416,201
Total Asset-Backed (Cost $12,529,575)		12,572,046

Commercial Mortgage-Backed Securities 4.5%
Banc of America Commercial Mortgage Trust, "AM", Series 2006-3, 5.947%*, 7/10/2044	175,000	131,250
Commercial Mortgage Trust, "A3", Series 2013-CR12, 3.765%, 10/10/2046	200,000	222,034
FHLMC Multifamily Structured Pass-Through Certificates:
"X1", Series K043, Interest Only, 0.549%*, 12/25/2024	7,970,669	311,627
"X1", Series K054, Interest Only, 1.181%*, 1/25/2026	5,516,154	496,466
JPMBB Commercial Mortgage Securities Trust, "A3", Series 2014-C19, 3.669%, 4/15/2047	150,000	161,181
JPMorgan Chase Commercial Mortgage Securities Corp., "A4", Series 2007-C1, 5.716%, 2/15/2051	1,203,344	1,242,114
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%*, 7/15/2040	2,170,994	2,216,046
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 5.826%*, 6/12/2050	87,620	87,599
Wells Fargo Commercial Mortgage Trust, "A4", Series 2015-C27, 3.19%, 2/15/2048	1,110,000	1,181,456
WFRBS Commercial Mortgage Trust:
"A5", Series 2013-C14, 3.337%, 6/15/2046	2,000,000	2,161,227
"A5", Series 2014-C23, 3.917%, 10/15/2057	1,500,000	1,680,193
"B", Series 2011-C3, 144A, 4.74%, 3/15/2044	500,000	554,328
Total Commercial Mortgage-Backed Securities (Cost $10,345,853)		10,445,521

Collateralized Mortgage Obligations 13.1%
Credit Suisse First Boston Mortgage Securities Corp., "10A3", Series 2005-10, 6.0%, 11/25/2035	277,161	174,276
Federal Home Loan Mortgage Corp.:
"KO", Series 4180, Principal Only, Zero Coupon, 1/15/2043	736,665	599,587
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027	1,545,213	140,992
"PI", Series 3940, Interest Only, 4.0%, 2/15/2041	1,638,924	153,310
"UA", Series 4298, 4.0%, 2/15/2054	638,990	652,095
"C31", Series 303, Interest Only, 4.5%, 12/15/2042	5,042,924	902,696
"DZ", Series 4253, 4.75%, 9/15/2043	2,260,029	2,565,573
"MS", Series 3055, Interest Only, 6.119%**, 10/15/2035	1,776,588	350,363
"SP", Series 4047, Interest Only, 6.169%**, 12/15/2037	1,160,051	121,374
"SG", Series 3859, Interest Only, 6.219%**, 11/15/2039	1,858,457	121,515
"JS", Series 3572, Interest Only, 6.319%**, 9/15/2039	789,611	121,526
Federal National Mortgage Association:
"AL", Series 2014-11, 2.5%, 11/25/2042	2,000,000	2,015,684
"KM", Series 2012-146, 3.0%, 1/25/2043	1,775,000	1,770,828
"PZ", Series 2016-9, 3.5%, 3/25/2046	2,885,420	3,153,718
"CE", Series 2015-60, 3.75%, 8/25/2045	2,082,000	2,348,329
"4", Series 406, Interest Only, 4.0%, 9/25/2040	866,129	121,298
"Z", Series 2014-66, 4.0%, 10/25/2044	1,560,031	1,801,681
"KZ", Series 2010-134, 4.5%, 12/25/2040	788,739	862,910
"SI", Series 2007-23, Interest Only, 6.282%**, 3/25/2037	368,236	66,895
"YI", Series 2008-36, Interest Only, 6.712%**, 7/25/2036	2,614,513	522,397
Government National Mortgage Association:
"BL", Series 2013-19, 2.5%, 2/20/2043	1,120,820	1,141,894
"HX", Series 2012-91, 3.0%, 9/20/2040	1,978,143	2,036,031
"LM", Series 2015-65, 3.0%, 5/20/2045	2,204,000	2,310,519
"DI", Series 2014-102, Interest Only, 3.5%, 7/16/2029	6,271,738	567,297
"HZ", Series 2012-56, 3.5%, 6/20/2040	1,005,544	1,131,727
"GC", Series 2010-101, 4.0%, 8/20/2040	1,000,000	1,132,566
"ME", Series 2014-4, 4.0%, 1/16/2044	1,000,000	1,160,726
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044	821,823	76,667
"AI", Series 2011-94, Interest Only, 4.5%, 1/20/2039	1,441,538	41,154
"BP", Series 2011-35, 4.5%, 3/16/2041	771,202	939,109
"DI", Series 2011-40, Interest Only, 4.5%, 12/20/2040	1,043,177	23,561
"EI", Series 2011-162, Interest Only, 4.5%, 5/20/2040	1,169,753	50,276
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044	649,405	76,044
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039	855,267	97,343
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039	306,535	45,196
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039	988,305	157,398
"AI", Series 2007-38, Interest Only, 5.978%**, 6/16/2037	276,116	42,417
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039	262,322	38,673
"SB", Series 2014-81, 14.534%*, 6/20/2044	477,087	654,414
Total Collateralized Mortgage Obligations (Cost $29,813,703)		30,290,059

Government & Agency Obligations 17.4%
Other Government Related (c) 0.2%
Vnesheconombank, 144A, 6.902%, 7/9/2020	350,000	374,710
Sovereign Bonds 2.1%
Japan Bank for International Cooperation, 1.5%, 7/21/2021	3,000,000	2,999,085
KazAgro National Management Holding JSC, 144A, 4.625%, 5/24/2023	250,000	231,300
Province of British Columbia Canada, 2.25%, 6/2/2026	1,500,000	1,548,768
		4,779,153
U.S. Government Sponsored Agency 1.0%
Federal Home Loan Mortgage Corp., 6.25%, 7/15/2032	1,500,000	2,298,398
U.S. Treasury Obligations 14.1%
U.S. Treasury Bills:
0.345%***, 8/11/2016 (d)	1,880,000	1,879,925
0.44%***, 12/1/2016 (d)	450,000	449,553
U.S. Treasury Bond, 2.5%, 2/15/2046 (a)	1,740,000	2,197,038
U.S. Treasury Notes:
1.0%, 8/31/2016 (e)	7,728,000	7,733,100
1.625%, 5/15/2026 (a)	20,295,000	20,598,633
		32,858,249
Total Government & Agency Obligations (Cost $39,457,581)		40,310,510

Municipal Bonds and Notes 0.5%
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018 (Cost $1,069,828)	1,069,828	1,093,513

	Shares	Value ($)

Securities Lending Collateral 11.7%
Daily Assets Fund "Capital Shares", 0.50% (f) (g) (Cost $27,059,064)	27,059,064	27,059,064

Cash Equivalents 2.6%
Deutsche Central Cash Management Government Fund, 0.38% (f)	918,062	918,062
Deutsche Variable NAV Money Fund "Capital Shares", 0.68% (f)	504,507	5,046,074
Total Cash Equivalents (Cost $5,963,633)		5,964,136

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $251,623,888)†	111.2	257,376,269
Notes Payable	(0.3)	(700,000)
Other Assets and Liabilities, Net	(10.9)	(25,329,910)
Net Assets	100.0	231,346,359

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of July 31, 2016.

** These securities are shown at their current rate as of July 31, 2016.

*** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $251,806,998. At July 31, 2016, net unrealized appreciation for all securities based on tax cost was $5,569,271. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,413,442 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,844,171.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at July 31, 2016 amounted to $26,410,364, which is 11.4% of net assets.

(b) When-issued or delayed delivery security included.

(c) Government-backed debt issued by financial companies or government sponsored enterprises.

(d) At July 31, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(e) At July 31, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At July 31, 2016, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year U.S. Treasury Note	USD	9/21/2016	40	5,321,875	(21,957)

At July 31, 2016, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
Ultra Long U.S. Treasury Bond	USD	9/21/2016	34	6,478,063	(366,514)

At July 31, 2016, open credit default swap contracts sold were as follows:

Centrally Cleared Swaps
Expiration Date	Notional Amount ($) (h)	Fixed Cash Flows Paid	Underlying Reference Obligation/ Quality Rating (i)	Value ($)	Unrealized Appreciation ($)
6/20/2021	7,500,000	5.0%	Markit CDX North America High Yield Index	352,418	213,324

(h) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(i) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

At July 31, 2016, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
9/30/2015 9/30/2045	4,800,000	Fixed — 2.88%	Floating — 3-Month LIBOR	(1,397,298)	(1,299,663)
5/9/2016 5/9/2026	5,900,000	Fixed — 2.48%	Floating — 3-Month LIBOR	(656,277)	(591,573)
2/3/2015 2/3/2045	5,300,000	Fixed — 3.035%	Floating — 3-Month LIBOR	(1,739,207)	(1,677,006)
12/16/2015 9/18/2017	3,900,000	Fixed — 1.557%	Floating — 3-Month LIBOR	(51,593)	(53,580)
12/16/2015 9/16/2025	19,300,000	Fixed — 2.64%	Floating — 3-Month LIBOR	(2,439,887)	(2,342,697)
12/4/2015 12/4/2045	4,800,000	Fixed — 2.615%	Floating — 3-Month LIBOR	(1,059,321)	(957,442)
1/28/2015 1/28/2045	5,900,000	Fixed — 3.088%	Floating — 3-Month LIBOR	(1,932,718)	(1,879,947)
12/16/2015 9/17/2035	15,800,000	Floating — 3-Month LIBOR	Fixed — 2.938%	3,708,673	3,373,885
12/16/2015 9/18/2045	13,500,000	Floating — 3-Month LIBOR	Fixed — 2.998%	4,333,086	3,887,479
9/16/2015 9/16/2045	6,241,000	Floating — 3-Month LIBOR	Fixed — 3.0%	1,948,695	1,450,676
Total net unrealized depreciation					(89,868)

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at July 31, 2016 is 0.76%.

For information on the Fund's policy and additional disclosures regarding futures contracts, credit default swap contracts and interest rate swap contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of July 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (j)
Corporate Bonds	$ —	$ 110,351,072	$ —	$ 110,351,072
Mortgage-Backed Securities Pass-Throughs	—	19,290,348	—	19,290,348
Asset-Backed	—	12,572,046	—	12,572,046
Commercial Mortgage-Backed Securities	—	10,445,521	—	10,445,521
Collateralized Mortgage Obligations	—	30,290,059	—	30,290,059
Government & Agency Obligations	—	40,310,510	—	40,310,510
Municipal Bonds and Notes	—	1,093,513	—	1,093,513
Short-Term Investments (j)	33,023,200	—	—	33,023,200
Derivatives (k)
Credit Default Swap Contracts	—	213,324	—	213,324
Interest Rate Swap Contracts	—	8,712,040	—	8,712,040
Total	$ 33,023,200	$ 233,278,433	$ —	$ 266,301,633
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (k)
Futures Contracts	$ (388,471)	$ —	$ —	$ (388,471)
Interest Rate Swap Contracts	—	(8,801,908)	—	(8,801,908)
Total	$ (388,471)	$ (8,801,908)	$ —	$ (9,190,379)

During the year ended July 31, 2016, the amount of transfers between Level 3 and Level 2 was $191,096. The investment was transferred from Level 3 to Level 2 due to the availability of a pricing source supported by observable inputs.

Transfers between price levels are recognized at the beginning of the reporting period.

(j) See Investment Portfolio for additional detailed categorizations.

(k) Derivatives include unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts and interest rate swap contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of July 31, 2016 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $218,601,191) — including $26,410,634 of securities loaned	$ 224,353,069
Investment in Daily Assets Fund (cost $27,059,064)*	27,059,064
Investment in affiliated Deutsche Funds (cost $5,963,633)	5,964,136
Total investments in securities, at value (cost $251,623,888)	257,376,269
Cash	1,369,480
Foreign currency, at value (cost $757,050)	769,987
Receivable for investments sold	1,988,301
Receivable for Fund shares sold	92,739
Interest receivable	1,700,046
Receivable for variation margin on centrally cleared swaps	189,858
Foreign taxes recoverable	4,646
Other assets	35,480
Total assets	263,526,806
Liabilities
Payable upon return of securities loaned	27,059,064
Payable for investments purchased	2,548,238
Payable for investments purchased — when–issued securities	1,379,120
Notes payable	700,000
Payable for Fund shares redeemed	159,713
Payable for variation margin on futures contracts	29,470
Accrued management fee	48,032
Accrued Trustees' fees	2,437
Other accrued expenses and payables	254,373
Total liabilities	32,180,447
Net assets, at value	$ 231,346,359

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2016 (Unaudited) (continued)
Net Assets Consist of
Undistributed net investment income	1,901,548
Net unrealized appreciation (depreciation) on: Investments	5,752,381
Swap contracts	123,456
Futures	(388,471)
Foreign currency	12,805
Accumulated net realized gain (loss)	(122,057,029)
Paid-in capital	346,001,669
Net assets, at value	$ 231,346,359
Net Asset Value
Class A Net Asset Value and redemption price per share ($55,757,727 ÷ 5,115,360 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.90
Maximum offering price per share (100 ÷ 95.50 of $10.90)	$ 11.41

Class C

Net Asset Value offering and redemption price (subject to contingent deferred sales charges) per share ($2,362,566 ÷ 216,643 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 10.91
Class S Net Asset Value offering and redemption price per share ($132,939,083 ÷ 12,196,123 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.90
Institutional Class Net Asset Value offering and redemption price per share ($40,286,983 ÷ 3,712,080 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.85

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended July 31, 2016 (Unaudited)
Investment Income
Income: Interest	$ 3,667,114
Income distributions from affiliated Underlying Funds	59,932
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	32,611
Total income	3,759,657
Expenses: Management fee	530,328
Administration fee	114,049
Services to shareholders	151,098
Distribution and service fees	76,551
Custodian fee	26,458
Professional fees	57,744
Reports to shareholders	27,476
Registration fees	32,114
Trustees' fees and expenses	5,566
Interest expense	1,140
Other	27,638
Total expenses before expense reductions	1,050,162
Expense reductions	(237,861)
Total expenses after expense reductions	812,301
Net investment income	2,947,356
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(83,964)
Swap contracts	697,982
Futures	524,997
Written options	(41,437)
Foreign currency	(717,065)
380,513
Change in net unrealized appreciation (depreciation) on: Investments	9,429,700
Swap contracts	(991,360)
Futures	(884,534)
Written options	195,535
Foreign currency	91,356
7,840,697
Net gain (loss)	8,221,210
Net increase (decrease) in net assets resulting from operations	$ 11,168,566

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended July 31, 2016 (Unaudited)	Year Ended January 31, 2016

Operations: Net investment income	$ 2,947,356	$ 6,937,438
Net realized gain (loss)	380,513	(8,293,637)
Change in net unrealized appreciation (depreciation)	7,840,697	(1,163,891)
Net increase (decrease) in net assets resulting from operations	11,168,566	(2,520,090)
Distributions to shareholders from: Net investment income: Class A	(605,933)	(1,703,931)
Class B	—	(763)
Class C	(17,438)	(63,140)
Class S	(1,611,100)	(4,338,273)
Institutional Class	(476,331)	(974,361)
Total distributions	(2,710,802)	(7,080,468)
Fund share transactions: Proceeds from shares sold	4,562,058	36,512,142
Reinvestment of distributions	2,382,364	6,145,562
Payments for shares redeemed	(12,892,035)	(50,673,310)
Net increase (decrease) in net assets from Fund share transactions	(5,947,613)	(8,015,606)
Increase (decrease) in net assets	2,510,151	(17,616,164)
Net assets at beginning of period	228,836,208	246,452,372
Net assets at end of period (including undistributed net investment income of $1,901,548 and $1,664,994, respectively)	$ 231,346,359	$ 228,836,208

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 7/31/16 (Unaudited)	Years Ended January 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 10.51	$ 10.93	$ 10.76	$ 11.19	$ 10.87	$ 10.50
Income (loss) from investment operations: Net investment income[a]	.13	.30	.35	.29	.28	.35
Net realized and unrealized gain (loss)	.38	(.42)	.14	(.43)	.36	.36
Total from investment operations	.51	(.12)	.49	(.14)	.64	.71
Less distributions from: Net investment income	(.12)	(.30)	(.32)	(.29)	(.32)	(.34)
Net asset value, end of period	$ 10.90	$ 10.51	$ 10.93	$ 10.76	$ 11.19	$ 10.87
Total Return (%)[b,c]	4.85**	(1.17)	4.67	(1.27)	6.00	6.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	56	56	64	69	84	89
Ratio of expenses before expense reductions (%)	1.12*	1.10	1.08	1.06	1.04	1.05
Ratio of expenses after expense reductions (%)	.89*	.88	.89	.86	.92	.98
Ratio of net investment income (%)	2.40*	2.78	3.16	2.68	2.52	3.22
Portfolio turnover rate (%)	157**	270	317	343	354	379

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class C	Six Months Ended 7/31/16 (Unaudited)	Years Ended January 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 10.51	$ 10.94	$ 10.77	$ 11.19	$ 10.87	$ 10.50
Income (loss) from investment operations: Net investment income[a]	.09	.22	.26	.21	.20	.27
Net realized and unrealized gain (loss)	.39	(.43)	.15	(.43)	.36	.36
Total from investment operations	.48	(.21)	.41	(.22)	.56	.63
Less distributions from: Net investment income	(.08)	(.22)	(.24)	(.20)	(.24)	(.26)
Net asset value, end of period	$ 10.91	$ 10.51	$ 10.94	$ 10.77	$ 11.19	$ 10.87
Total Return (%)[b,c]	4.56**	(1.90)	3.79	(1.92)	5.20	6.11
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	3	4	5	6
Ratio of expenses before expense reductions (%)	1.93*	1.90	1.88	1.87	1.85	1.85
Ratio of expenses after expense reductions (%)	1.64*	1.63	1.64	1.61	1.68	1.73
Ratio of net investment income (%)	1.65*	2.04	2.40	1.92	1.78	2.48
Portfolio turnover rate (%)	157**	270	317	343	354	379

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class S	Six Months Ended 7/31/16 (Unaudited)	Years Ended January 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 10.51	$ 10.93	$ 10.76	$ 11.19	$ 10.86	$ 10.49
Income (loss) from investment operations: Net investment income[a]	.14	.32	.37	.32	.31	.37
Net realized and unrealized gain (loss)	.38	(.41)	.15	(.44)	.37	.36
Total from investment operations	.52	(.09)	.52	(.12)	.68	.73
Less distributions from: Net investment income	(.13)	(.33)	(.35)	(.31)	(.35)	(.36)
Net asset value, end of period	$ 10.90	$ 10.51	$ 10.93	$ 10.76	$ 11.19	$ 10.86
Total Return (%)[b]	4.98**	(.92)	4.93	(1.02)	6.35	7.10
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	133	132	149	160	199	210
Ratio of expenses before expense reductions (%)	.87*	.85	.84	.83	.81	.79
Ratio of expenses after expense reductions (%)	.64*	.63	.64	.61	.67	.75
Ratio of net investment income (%)	2.65*	3.03	3.41	2.93	2.77	3.45
Portfolio turnover rate (%)	157**	270	317	343	354	379
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Institutional Class	Six Months Ended 7/31/16 (Unaudited)	Years Ended January 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 10.46	$ 10.89	$ 10.72	$ 11.15	$ 10.83	$ 10.46
Income (loss) from investment operations: Net investment income[a]	.14	.32	.34	.32	.30	.37
Net realized and unrealized gain (loss)	.38	(.42)	.17	(.44)	.37	.37
Total from investment operations	.52	(.10)	.51	(.12)	.67	.74
Less distributions from: Net investment income	(.13)	(.33)	(.34)	(.31)	(.35)	(.37)
Net asset value, end of period	$ 10.85	$ 10.46	$ 10.89	$ 10.72	$ 11.15	$ 10.83
Total Return (%)	5.00b**	(.93)[b]	4.84[b]	(1.03)[b]	6.30[b]	7.23
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	38	30	7	11	12
Ratio of expenses before expense reductions (%)	.75*	.74	.74	.74	.71	.70
Ratio of expenses after expense reductions (%)	.64*	.63	.63	.61	.67	.70
Ratio of net investment income (%)	2.66*	2.98	3.17	2.91	2.76	3.45
Portfolio turnover rate (%)	157**	270	317	343	354	379
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Core Plus Income Fund (the "Fund") is a diversified series of Deutsche Portfolio Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. As of period end, any securities on loan were collateralized by cash. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund. During the six months ended July 31, 2016, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.10% annualized effective rate as of July 31, 2016) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of July 31, 2016, the Fund had securities on loan, which were classified as corporate bonds and government and agency obligations in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements As of July 31, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions Corporate Bonds	$ 7,092,033	$ —	$ —	$ —	$ 7,092,033
Government and Agency Obligations	19,967,031	—	—	—	19,967,031
Total Borrowings	$ 27,059,064	$ —	$ —	$ —	$ 27,059,064
Gross amount of recognized liabilities for securities lending transactions					$ 27,059,064

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon current interpretation of tax rules and regulations. Estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At January 31, 2016, the Fund had net tax basis capital loss carryforwards of approximately $121,562,000, including $106,339,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2018, the expiration date, whichever occurs first; and $15,223,000 of post-enactment short term losses ($8,358,000) and long term losses ($6,865,000), which may be applied against realized net taxable capital capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of January 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, forward currency contracts, futures contracts, swap contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis, net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended July 31, 2016, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics or to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of July 31, 2016 is included in a table following the Fund's Investment Portfolio. For the six months ended July 31, 2016, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to $20,394,000, and the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $70,000 to $10,000,000.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended July 31, 2016, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of July 31, 2016 is included in a table following the Fund's Investment Portfolio. For the six months ended July 31, 2016, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $85,441,000 to $101,841,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the six months ended July 31, 2016, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open option contracts as of July 31, 2016. For the six months ended July 31, 2016, the investment in written options contracts had a total value generally indicative of a range from $0 to approximately $760,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended July 31, 2016, the Fund invested in interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of July 31, 2016 is included in a table following the Fund's Investment Portfolio. For the six months ended July 31, 2016, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $5,322,000 to $30,969,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $4,819,000 to $6,478,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended July 31, 2016, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund also entered into forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

There were no open forward currency contracts as of July 31, 2016. For the six months ended July 31, 2016, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $11,494,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $4,781,000.

The following tables summarize the value of the Fund's derivative instruments held as of July 31, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Swap Contracts
Interest Rate Contracts (a)	$ 8,712,040
Credit Contracts (a)	213,324
$ 8,925,364

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivatives	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ (8,801,908)	$ (388,471)	$ (9,190,379)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended July 31, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ —	$ (679,594)	$ —	$ —	$ (679,594)
Credit Contracts (b)	—	—	(217,303)	—	(217,303)
Interest Rate Contracts (b)	(41,437)	—	915,285	524,997	1,398,845
	$ (41,437)	$ (679,594)	$ 697,982	$ 524,997	$ 501,948

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Net realized gain (loss) from written options, swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ —	$ 65,263	$ —	$ —	$ 65,263
Credit Contracts (b)	—	—	95,291	—	95,291
Interest Rate Contracts (b)	195,535	—	(1,086,651)	(884,534)	(1,775,650)
	$ 195,535	$ 65,263	$ (991,360)	$ (884,534)	$ (1,615,096)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) of foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Change in net unrealized appreciation (depreciation) on written options, swap contracts and futures, respectively

C. Purchases and Sales of Securities

During the six months ended July 31, 2016, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $288,420,295 and $276,204,071, respectively. Purchases and sales of U.S. Treasury obligations aggregated $58,962,786 and $67,786,611, respectively.

For the six months ended July 31, 2016, transactions for written options on interest rate swap contracts were as follows:

	Contract Amount	Premiums
Outstanding, beginning of period	49,200,000	$ 564,575
Options closed	(19,700,000)	(328,427)
Options expired	(29,500,000)	(236,148)
Outstanding, end of period	—	$ —

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.465%
Next $750 million of such net assets	.435%
Next $1.5 billion of such net assets	.415%
Next $2.5 billion of such net assets	.395%
Next $2.5 billion of such net assets	.365%
Next $2.5 billion of such net assets	.345%
Next $2.5 billion of such net assets	.325%
Over $12.5 billion of such net assets	.315%

Accordingly, for the six months ended July 31, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.465% of the Fund's average daily net assets.

For the period from February 1, 2016 through April 30, 2016 (through February 10, 2016 for Class B shares), the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.88%
Class B	1.63%
Class C	1.63%
Class S	.63%
Institutional Class	.63%

Effective May 1, 2016 through April 30, 2017, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.90%
Class C	1.65%
Class S	.65%
Institutional Class	.65%

For the six months ended July 31, 2016, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 63,057
Class C	3,439
Class S	150,626
Institutional Class	20,739
$ 237,861

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended July 31, 2016, the Administration Fee was $114,049, of which $19,583 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended July 31, 2016, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at July 31, 2016
Class A	$ 20,186	$ 10,606
Class C	910	470
Class S	69,878	36,501
Institutional Class	652	417
	$ 91,626	$ 47,994

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended July 31, 2016, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at July 31, 2016
Class C	$ 9,043	$ 1,506

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended July 31, 2016, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at July 31, 2016	Annualized Rate
Class A	$ 64,562	$ 33,305.23%
Class C	2,946	1,453.24%
	$ 67,508	$ 34,758

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended July 31, 2016 aggregated $1,135.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on1% for Class C shares, of the value of the shares redeemed. There were no CDSC for Class C shares for the six months ended July 31, 2016. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended July 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $11,906, of which $9,810 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended July 31, 2016, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $2,836.

E. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts, including affiliated Deutsche Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At July 31, 2016, Deutsche Multi-Asset Conservative Allocation Fund held approximately 11% of the outstanding shares of the Fund.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

At July 31, 2016, the Fund had a $700,000 outstanding loan. Interest expense incurred on the borrowings was $1,140 for the period ended July 31, 2016. The average dollar amount of the borrowings was $877,778, the weighted average interest rate on these borrowings was 1.76% and the Fund had a loan outstanding for 27 days throughout the period. The borrowings were valued at cost, which approximates fair value.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended July 31, 2016		Year Ended January 31, 2016
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	122,183	$ 1,304,543	230,404	$ 2,463,109
Class B	—	—	21	231
Class C	8,445	89,981	12,602	133,974
Class S	159,197	1,693,008	448,377	4,785,120
Institutional Class	138,915	1,474,526	2,760,799	29,129,708
		$ 4,562,058		$ 36,512,142
Shares issued to shareholders in reinvestment of distributions
Class A	50,755	$ 539,809	140,899	$ 1,506,339
Class B	—	—	46	494
Class C	1,477	15,712	5,389	57,697
Class S	126,970	1,350,512	337,386	3,606,671
Institutional Class	44,974	476,331	91,767	974,361
		$ 2,382,364		$ 6,145,562
Shares redeemed
Class A	(360,250)	$ (3,836,785)	(914,285)	$ (9,747,800)
Class B	(55)*	(578)*	(8,097)	(87,005)
Class C	(34,925)	(372,564)	(92,018)	(980,880)
Class S	(695,096)	(7,415,420)	(1,815,585)	(19,381,529)
Institutional Class	(119,215)	(1,266,688)	(1,950,970)	(20,476,096)
		$ (12,892,035)		$ (50,673,310)
Net increase (decrease)
Class A	(187,312)	$ (1,992,433)	(542,982)	$ (5,778,352)
Class B	(55)*	(578)*	(8,030)	(86,280)
Class C	(25,003)	(266,871)	(74,027)	(789,209)
Class S	(408,929)	(4,371,900)	(1,029,822)	(10,989,738)
Institutional Class	64,674	684,169	901,596	9,627,973
		$ (5,947,613)		$ (8,015,606)

* For the period from February 1, 2016 to February 10, 2016 (see Note A).

H. Transactions with Affiliates

The Deutsche Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Deutsche Funds during the six months ended July 31, 2016 is as follows:

Affiliate	Value ($) at 1/31/2016	Purchases Cost ($)	Sales Proceeds ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Value ($) at 7/31/2016
Deutsche Variable NAV Money Fund	5,030,937	14,131	—	—	14,624	5,046,074
Deutsche Central Cash Management Government Fund	36,779,214	131,266,150	167,127,302	—	45,308	918,062
Total	41,810,151	131,280,281	167,127,302	—	59,932	5,964,136

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2016 to July 31, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 2/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/16	$ 1,048.50	$ 1,045.60	$ 1,049.80	$ 1,050.00
Expenses Paid per $1,000*	$ 4.53	$ 8.34	$ 3.26	$ 3.26
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 2/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/16	$ 1,020.44	$ 1,016.71	$1,021.68	$ 1,021.68
Expenses Paid per $1,000*	$ 4.47	$ 8.22	$ 3.22	$ 3.22

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche Core Plus Income Fund	.89%	1.64%	.64%	.64%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Core Plus Income Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 3rd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three-year period and has underperformed its benchmark in the one- and five-year periods ended December 31, 2014.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM manages an institutional account comparable to the Fund, but that Deutsche AWM does not manage any comparable Deutsche Europe funds. The Board took note of the differences in services provided to Deutsche Funds as compared to institutional accounts and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SZIAX	SZICX	SCSBX	SZIIX
CUSIP Number	25157W 107	25157W 305	25157W 404	25157W 503
Fund Number	463	763	2063	1463

Privacy Statement

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	Deutsche AM Distributors, Inc; Deutsche Investment Management Americas Inc.; Deutsche AM Investor Services, Inc.; Deutsche AM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example, when you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 09/2016

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Core Plus Income Fund, a series of Deutsche Portfolio Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	September 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	September 29, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	September 29, 2016